Exhibit 99.1

FIRST AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of February 3, 2009 among nFinanSe Inc., a Nevada corporation (“Parent”), and nFinanSe Payments Inc., a Nevada corporation (together with Parent, on a joint and several basis, the “Borrowers”), the Lenders (as defined in the Loan Agreement (as defined below)), and Ballyshannon Partners, L.P., a Pennsylvania limited partnership, acting as agent (in such capacity, and any successor thereto, the “Agent”).

WHEREAS, Borrowers, Agent and Lenders entered into a Loan and Security Agreement dated June 10, 2008, which was amended and restated on November 26, 2008 ( the “Loan Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders and the Agent amend certain terms and conditions of the Loan Agreement; and

WHEREAS, the Lenders and the Agent hereby agree to amend certain terms and conditions of the Loan Agreement as set forth herein.

NOW, THEREFORE, Borrowers, Agent and Lenders, intending to be legally bound hereby, agree as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Amendment to Section 2.2(b)(ii).  The provisions of Section 2.2(b)(ii) of the Loan Agreement are hereby amended as follows:

(ii)           If any Borrower issues any debt or equity securities (other than Permitted Indebtedness permitted under Section 8.2 and 8.5 or equity securities issued by a Subsidiary of any Borrower to any Borrower or other Subsidiary or debt securities evidencing Loans hereunder), then no later than the Business Day following the date of receipt of the proceeds thereof, such Borrower may, in its sole discretion, repay outstanding Accommodation Loans, which payment shall be allocated pro rata in accordance with the ratio that the aggregate principal amount of Accommodation Loans outstanding for each Accommodation Loan Lender bears to the Outstanding Accommodation Loan Amount.

3. Conditions to Effectiveness. This Amendment shall be effective upon the fulfillment of each of the following conditions precedent:

(a) This Amendment shall have been duly executed and delivered by the Borrowers, the Agent and the Required Lenders.

(b) The Agent shall have received a fully executed copy hereof.

(c) No Default or Event of Default shall have occurred and be continuing under the Loan Agreement, both before and immediately after giving effect to the execution of this Amendment.

4. Representations and Warranties.  In order to induce Lenders to enter into this Amendment and to amend the Loan Agreement in the manner provided herein, each Borrower represents and warrants to each Lender that the following statements are true and correct in all material respects:

(a) Each Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.

(b) The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Borrower.

(c) This Amendment and the Amended Agreement have been duly executed and delivered by each of the Borrowers and each constitutes a legal, valid and binding obligation of such Borrower to the extent a party thereto, enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) Each representation and warranty contained in the Loan Agreement is true and correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date).

5. Miscellaneous.

(a) Except as provided herein, all terms and conditions of the Loan Agreement and the other Credit Documents remain in full force and effect.

(b) This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one instrument.

(c) This Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

(d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

DB1/62555424.3

[SIGNATURE PAGE TO FIRST AMENDMENT]

Dated the date and year first written above.

BORROWERS:	NFINANSE INC.
By:
Name:
Title:

NFINANSE PAYMENTS INC.
By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT]

Dated the date and year first written above.

LENDERS:	BALLYSHANNON PARTNERS, L.P., as Agent and as a Lender
By:
Name:
Title:

BALLYSHANNON FAMILY PARTNERSHIP, L.P.
By:
Name:
Title:

MIDSUMMER INVESTMENT, LTD.
By:
Name:
Title:

PORTER PARTNERS, L.P.
By:
Name:
Title:

TRELLUS PARTNERS, L.P.
By:
Name:
Title:
Title: